Events After the Reporting Period	9 Months Ended
Sep. 30, 2021
Events After the Reporting Period
Events After the Reporting Period

Note 8. Events After the Reporting Period

Merck Collaboration

On October 25, 2021, the Company entered into a Clinical Trial Collaboration and Supply Agreement, or the Merck CTCSA, with MSD International GmbH and MSD International Business GmbH, subsidiaries of Merck & Co., Inc. to evaluate the combination of the Company's cancer immunotherapy EVX-01 with MSD's KEYTRUDA in a new phase 2b clinical trial. The Company anticipates initiating the trial during the second half of 2021. As part of the agreement, the Company expects Merck CTCSA to provide additional resources as the Company continues the clinical trial.

Follow-on Public Offering

On November 9, 2021, the Company completed a follow-on public offering through which we issued and sold 3,942,856 ADSs, each of which represents one ordinary share, at a price to the public of $7.00 per ADS. The shares issued were inclusive of the 514,285 ADSs issued to the underwriters pursuant to the full exercise of their option to purchase additional shares on November 5, 2021. The Company received aggregate net proceeds of $24.9 million from the follow-on public offering, which includes the funds received for the additional shares issued to the underwriters, after deducting the underwriting discounts and commissions and estimated offering expenses payable by us. Upon the completion of the follow-on public offering, the Company’s registered, issued, and outstanding share capital was nominal DKK 23,141,524.